UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Continental Drive, Newark, Delaware		19713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

SLM Corporation (the “Company”) frequently provides relevant information to its investors via posting to its corporate website. On April 17, 2014, the Company and its wholly-owned subsidiary, Navient Corporation (“Navient”), first released presentations titled “Sallie Mae Investor Presentation” and “Navient Investor Roadshow,” respectively, which provide information to investors about the post-separation businesses to be conducted by the Company and Navient. Copies of the presentations are available on the Company’s website at https:////www.salliemae.com/about/investors/webcasts/. In addition, these documents are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1*	Sallie Mae Investor Presentation

99.2*	Navient Investor Roadshow

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: April 17, 2014	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Sallie Mae Investor Presentation

99.2*	Navient Investor Roadshow

*	Furnished herewith.